Commitments and contingencies	6 Months Ended
Jun. 30, 2020
Commitments and contingencies
Commitments and contingencies

14. Commitments and contingencies

Contractual commitments

As of June 30, 2020, the Partnership has no material commitments for capital expenditures.

Claims and Contingencies

Joint ventures boil-off settlement

Under the Neptune and the Cape Ann time charters, the joint ventures undertake to ensure that the vessel always meets specified performance standards during the term of the time charters. The performance standards include the vessel not exceeding a maximum average daily boil-off of LNG, subject to certain contractual exclusions, as specified in the time charter. Pursuant to the charters, the hire rate is subject to deduction by the charterer of, among other things, sums due in respect of the joint ventures’ failure to satisfy the specified performance standards during the period. On September 8, 2017, the charterer notified the joint ventures that it was formally making a claim for compensation in accordance with the provisions of the charters for a stated quantity of LNG exceeding the maximum average daily boil-off since the beginning for the charters. Accruals are recorded for loss contingencies or claims when it is probable that a liability will be incurred, and the amount of loss can be reasonably estimated. As of September 30, 2017, the joint ventures determined the liability associated with the boil-off claim was probable and could be reasonably estimated resulting in a total accrual of $23.7 million which was recorded as a reduction of time charter revenues in the third quarter of 2017. As a precaution, the joint ventures suspended payments on their shareholder loans as of September 30, 2017 pending the outcome of the boil-off claim. Refer to note 8. The Partnership's 50% share of the accrual was approximately $11.9 million. The claim was referred to arbitration.

In February 2020, each of the joint ventures and the charterer reached a commercial settlement addressing all the past and future claims related to boil-off with respect to the Neptune and the Cape Ann. The settlement amount was in line with the accrual made by the joint ventures. Accordingly, the accrual was unchanged as of December 31, 2019. The settlement reached was subject to executing final binding agreements between the parties. The final settlement and release agreements were signed on and had an effective date of April 1, 2020. Among other things, the settlement provided that 1) the boil-off claim, up to the effective date of the settlement agreements, would be settled for an aggregate amount of $23.7 million, paid in instalments during 2020, 2) the costs of the arbitration tribunal would be equally split between the parties and each party would settle its legal and other costs, 3) the joint ventures have or would implement technical upgrades on the vessels at their own cost to minimize boil-off, and 4) the relevant provisions of the time charters would be amended regarding the computation and settlement of prospective boil-off claims. The Partnership’s 50% share of the settlement was the same as its share of the accrual, or approximately $11.9 million. As a result, the settlement had no impact to the Partnership’s consolidated income statement for the three and six months ended June 30, 2020.

The Partnership will be indemnified by Höegh LNG for its share of the cash impact of the settlement, the arbitration costs and legal expenses, the technical modifications of the vessels and any prospective boil-off claims or other direct impacts of the settlement agreement.

On April 7, 2020, the joint ventures paid the charterer a total of $17.2 million as part of the settlement of the boil-off claim. The Partnership’s 50% share was $8.6 million. The remaining amount of the settlement of $6.5 million is due no later than December 15, 2020.

On April 8, 2020, the Partnership was indemnified by Höegh LNG for its share of the joint ventures boil-off settlement payments by a reduction of $8.6 million on its outstanding balance on the revolving credit facility due to owners and affiliates.

Indonesian corporate income tax

Based upon the Partnership’s experience in Indonesia, tax regulations, guidance and interpretation in Indonesia may not always be clear and may be subject to alternative interpretations or changes in interpretations over time. The Partnership’s Indonesian subsidiary is subject to examination by the Indonesian tax authorities for corporate income tax for up to five years following the completion of a fiscal year. As a result, it is likely that there will be an examination by the Indonesian tax authorities for the tax return for 2015 during 2020. The Indonesian subsidiary requested a refund for overpayment of corporate income taxes for 2019 when it filed the 2019 tax return which will result in an automatic examination of the tax return for the year ended December 31, 2019. The examinations may lead to ordinary course adjustments or proposed adjustments to the subsidiary’s income taxes with respect to years under examination. Future examinations may or may not result in changes to the Partnership’s provisions on tax filings from 2015 through 2019. As of June 30, 2020, and December 31, 2019, the unrecognized tax benefits for uncertain tax positions were $2.5 million and $2.3 million, respectively.

Indonesian property tax

The Partnership’s Indonesian subsidiary was assessed for Land and Building tax (“property tax”) and penalties of $3.0 million by the Indonesian authorities for the period from 2015 through 2019. The assessment was due to the issuance of the Indonesian Minister of Finance’s Decree No. 186/PMK.03/2019 (“PMK 186/2019”) which defines FSRUs as a “Building” subject to the tax. The Partnership’s Indonesian subsidiary has appealed the assessment. Depending on the level of appeal pursued, the appeal process could take a number of years to conclude. There can be no assurance of the result of the appeal or whether the Indonesian subsidiary will prevail. As a result, the property tax and penalties were expensed as a component of vessel operating expenses during the fourth quarter of 2019. Until the appeal is concluded, the Indonesian subsidiary will be required to pay an annual property tax expected to be approximately $0.6 million.

PGN LNG claims and refunds

The Partnership was indemnified by Höegh LNG for certain non-budgeted expenses (including warranty costs associated with repairs of the Mooring). No indemnification claims were filed or received for the three and six months ended June 30, 2020 and 2019.

In the first quarter of 2019, insurance proceeds of approximately $0.06 million were received related to repairs under the warranty for the Mooring. The Partnership had been indemnified by Höegh LNG for all warranty provisions at the time the costs were incurred, and the Partnership refunded the amount recovered by insurance to Höegh LNG in the second quarter of 2019. Refer to note 11.